UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21162 and 811-09739

Name of Fund: BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1 –	Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Core Principal
Protected Fund
OF BLACKROCK PRINCIPAL PROTECTED TRUST

ANNUAL REPORT | SEPTEMBER 30, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month

US equities (S&P 500 Index)	34.02%	(6.91)%

Small cap US equities (Russell 2000 Index)	43.95	(9.55)

International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2009	BlackRock Core Principal Protected Fund

Portfolio Management Commentary

On September 9, 2009, the Board of Trustees approved a proposal to liquidate the Fund on or about February 28, 2010 at which time the net assets of the Fund will be liquidated and each investor’s shares will be redeemed at the Guaranteed Amount as defined in Note 2 of the Notes to Financial Statements.

How did the Fund perform?

•	The Fund’s fiscal year end was changed to September 30.

•

The Fund, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), underperformed its all-equity benchmark, the Russell 1000 Index, for the 11-month period. The Fund also underperformed the fixed income benchmark, the Barclays Capital US Aggregate Bond Index, and the BofA Merrill Lynch US Corporate Master Index.

What factors influenced performance?

•	For the 11-month period overall, the Fund’s equity allocation ranged from 3.6% to 25.4% of the portfolio, while the fixed income allocation ranged from 74.6% to 96.4% of the portfolio.

•

The latter half of the reporting period was characterized by a re-risking of the market and subsequent outperformance of lower-quality and cyclical industry groups. At a high level, much of the Fund’s underperformance can be attributed to the portfolio’s fundamental orientation, preference for growth visibility and valuation discipline, which kept it out of the high-beta stocks that outperformed.

•

Defensive positioning in high-quality industrials and an underweight in pro-cyclical areas of industries, such as airlines and construction & engineering, detracted from performance relative to the all-equity Russell 1000 Index as lower-quality, cyclical industry groups outperformed during the period. The Portfolio’s information technology (IT) holdings also under-performed and, thus, had a negative effect on performance. Still, we remain comfortable with our positioning in the sector. Specifically, we favor IT services companies, due to the secular trend in outsourcing and their high degree of recurring revenues, and software companies, which earn most of their profits from upgrade, maintenance and support of existing software deployments. Lastly, within the consumer discretionary sector, stock selection among multiline and specialty retailers and diversified consumer services companies hampered performance.

•

The biggest individual detractors included Capital One Financial Corp., Big Lots, Inc., Verizon Communications, Inc., Lexmark International, Inc. and Apollo Group, Inc. An underweight in Apple, Inc. also hurt performance.

•

On the positive side, the Portfolio’s long-standing underweight in the financials sector helped performance. There is still much uncertainty around the future of the banking business. Even though financials stocks rallied toward the end of the period, we believe that the unclear fundamentals and high valuations do not justify much more than a risk position. Stock selection in the energy sector also aided performance, as many of the Portfolio’s holdings benefited from the stabilization in oil prices. Notably, near period end, we began to shift our focus within the sector, selling down our holdings in oil, gas & consumable fuels companies and buying energy equipment & services companies. Security selection was favorable in materials and health care as well.

•

The largest individual contributors to performance were Western Digital Corp., Occidental Petroleum Corp., F5Networks, Inc. and Computer Sciences Corp. An underweight position in Citigroup, Inc. was also additive.

Describe recent portfolio activity.

•

During the period, we increased exposure to utilities, telecommunication services and materials. The largest purchases within the Portfolio included Verizon Communications, Inc., Philip Morris International, Inc., Wyeth, Apple, Inc. and UnitedHealth Group, Inc.

•	We reduced exposure to IT and consumer discretionary. The largest sales included Pfizer, Inc., Occidental Petroleum Corp., ConocoPhillips, Chevron Corp. and Accenture Ltd.

Describe Fund positioning at period end.

•

At period end, the Fund’s asset allocation is 12.4% in equities and 87.6% in fixed income. The Portfolio was overweight relative to the Russell 1000 Index in health care and energy, while it was underweight in financials, IT and consumer staples.

•

Looking forward, in this uncertain environment we maintain our preference for high quality, well-managed companies with recurring, stable revenue streams selling at reasonable valuations. We are also slowly increasing the cyclicality of the portfolio by adding positions in companies that are well positioned for a recovery — albeit a slower recovery than we have experienced in previous cycles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,014.90	$10.25	$1,000	$1,014.92	$10.25
Investor A	$1,000	$1,013.50	$11.10	$1,000	$1,014.07	$11.11
Investor B	$1,000	$1,009.20	$15.01	$1,000	$1,010.16	$15.02
Investor C	$1,000	$1,009.20	$15.01	$1,000	$1,010.16	$15.02

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.03% for Institutional, 2.20% for Investor A, 2.98% for Investor B and 2.98% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in a master portfolio, the expense table example reflects the expenses of both the fund and the master portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its equity component assets in Master Large Cap Core Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the investment advisor believes blends growth and value.

[3]	This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities.

[4]

This unmanaged market-weighted Index is comprised of US government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity.

[5]

This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[6]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[7]

			1 Year		5 Years		Since Inception[8]

	6-Month Total Returns	11-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	1.49%	(2.58)%	(12.93)%	N/A	(1.07)%	N/A	1.57%	N/A
Investor A	1.35	(2.73)	(13.11)	(17.67)%	(1.30)	(2.36)%	1.33	0.50%
Investor B	0.92	(3.38)	(13.78)	(17.66)	(2.04)	(2.30)	0.56	0.56
Investor C	0.92	(3.37)	(13.74)	(14.61)	(2.03)	(2.03)	0.57	0.57
BofA Merrill Lynch US Corporate Master Index	20.04	29.73	20.16	N/A	4.48	N/A	4.88	N/A
Barclays Capital US Aggregate Bond Index	5.59	13.23	10.56	N/A	5.13	N/A	4.80	N/A
Russell 1000 Index	35.22	13.71	(6.14)	N/A	1.49	N/A	6.10	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 28, 2003.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Statement of Assets and Liabilities (Liquidation Basis)	BlackRock Core Principal Protected Fund

September 30, 2009

Assets

Investments in US Treasury STRIPS[1], 3.81%, 2/15/10 (Par — $43,571,000; cost — $43,315,6142)	$43,563,358
Investments at value — Master Large Cap Core Portfolio (the “Portfolio”) (cost — $5,244,9682)	6,157,834
Investments sold receivable	200,843
Withdrawals receivable from the Portfolio	151,665
Capital shares sold receivable	105,405
Prepaid expenses	2,270

Total assets	50,181,375

Liabilities

Capital shares redeemed payable	457,913
Service and distribution fees payable	33,157
Financial warranty fees payable	26,118
Investment advisory fees payable	19,531
Other affiliates payable	1,343
Officer’s and Trustees’ fees payable	47
Other accrued expenses payable	31,600

Total liabilities	569,709

Net Assets	$49,611,666

Net Assets Consist of

Paid-in capital	$62,856,931
Undistributed net investment income	757
Accumulated net realized loss	(14,406,632)
Net unrealized appreciation/depreciation	1,160,610

Net Assets	$49,611,666

Net Asset Value

Institutional — Based on net assets of $1,238,773 and 182,268 shares outstanding, unlimited shares of no par value authorized	$6.80

Investor A — Based on net assets of $6,040,599 and 893,239 shares outstanding, unlimited shares of no par value authorized	$6.76

Investor B — Based on net assets of $24,086,210 and 3,666,285 shares outstanding, unlimited shares of no par value authorized	$6.57

Investor C — Based on net assets of $18,246,084 and 2,770,615 shares outstanding, unlimited shares of no par value authorized	$6.59

[1]	Separately Traded Registered Interest and Principal of Securities.

[2]	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$49,476,399

Gross unrealized appreciation	$244,793
Gross unrealized depreciation	—

Net unrealized appreciation	$244,793

See Notes to Financial Statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	7

Statements of Operations	BlackRock Core Principal Protected Fund

	Period November 1, 2008 to September 30, 2009[1]	Year Ended October 31, 2008

Investment Income

Interest	$730,144	$105,121
Net investment income allocated from the Portfolio:
Dividends	130,626	1,486,170
Securities lending — affiliated	1,739	61,360
Income — affiliated	24	1,112
Expenses	(30,276)	(528,031)

Total income	832,257	1,125,732

Expenses

Financial warranty	343,103	708,614
Professional	92,658	57,515
Service — Investor A	13,647	20,753
Service and distribution — Investor B	285,231	619,534
Service and distribution — Investor C	196,522	403,579
Investment advisory	411,723	850,336
Accounting services	59,224	50,937
Printing	53,570	48,910
Transfer agent — Institutional	2,494	3,612
Transfer agent — Investor A	4,511	4,633
Transfer agent — Investor B	30,378	50,798
Transfer agent — Investor C	22,152	31,520
Officer and Trustees	17,656	19,794
Custodian	5,930	14,134
Miscellaneous	15,528	15,207

Total expenses	1,554,327	2,899,876
Less fees waived by advisor	(28,011)	(493,109)
Less fees waived by advisor — class specific	(21,875)	—

Total expenses after fees waived	1,504,441	2,406,767

Net investment loss	(672,184)	(1,281,035)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	83,730	(40,616)
Allocations from the Portfolio	(12,746,951)	(1,641,726)

	(12,663,221)	(1,682,342)

Change in unrealized appreciation/depreciation on:
Investments	88,395	159,349
Allocations from the Portfolio	10,821,023	(44,596,005)

	10,909,418	(44,436,656)

Total realized and unrealized loss	(1,753,803)	(46,118,998)

Net Decrease in Net Assets Resulting from Operations	$(2,425,987)	$(47,400,033)

[1]	Liquidation basis.

See Notes to Financial Statements.

8	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Statements of Changes in Net Assets	BlackRock Core Principal Protected Fund

	Period November 1, 2008 to September 30, 2009[1]
		Year Ended October 31,

Increase (Decrease) in Net Assets:		2008	2007

Operations

Net investment loss	$(672,184)	$(1,281,035)	$(2,344,585)
Net realized gain (loss)	(12,663,221)	(1,682,342)	28,813,525
Net change in unrealized appreciation/depreciation	10,909,418	(44,436,656)	(7,026,733)

Net increase (decrease) in net assets resulting from operations	(2,425,987)	(47,400,033)	19,442,207

Distributions to Shareholders From:

Net realized gain:
Institutional	—	(725,018)	(517,532)
Investor A	—	(1,917,311)	(1,289,442)
Investor B	—	(14,392,766)	(9,019,454)
Investor C	—	(9,494,921)	(5,717,830)

Decrease in net assets resulting from distributions to shareholders	—	(26,530,016)	(16,544,258)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(19,815,330)	(16,256,436)	(26,933,904)

Net Assets

Total decrease in net assets	(22,241,317)	(90,186,485)	(24,035,955)
Beginning of period	71,852,983	162,039,468	186,075,423

End of period	$49,611,666	$71,852,983	$162,039,468

Undistributed net investment income	$757	$277,282	—

[1]	Liquidation basis.

See Notes to Financial Statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	9

Financial Highlights	BlackRock Core Principal Protected Fund

	Institutional

	Period November 1, 2008 to September 30, 2009[7]

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$6.98	$13.02	$12.66	$11.66	$11.48	$11.34

Net investment income (loss)	(0.02)[1]	(0.02)[1]	(0.06)[1]	(0.06)[1]	(0.00)[1,2]	0.04
Net realized and unrealized gain (loss)	(0.16)	(3.77)	1.56	1.88	1.31	0.45

Net increase (decrease) from investment operations	(0.18)	(3.79)	1.50	1.82	1.31	0.49

Distributions from net realized gain	—	(2.25)	(1.14)	(0.82)	(1.13)	(0.35)

Net asset value, end of period	$6.80	$6.98	$13.02	$12.66	$11.66	$11.48

Total Investment Return[3]

Based on net asset value	(2.58)%[4]	(34.52)%	12.73%	16.25%	11.88%	4.44%

Ratios to Average Net Assets[5]

Total expenses	2.08%[6]	2.15%	2.07%	2.02%	2.00%	1.91%

Total expenses after fees waived	1.97%[6]	1.72%	1.61%	1.55%	1.58%	1.58%

Net investment income (loss)	(0.39)%[6]	(0.25)%	(0.44)%	(0.47)%	(0.01)%	0.39%

Supplemental Data

Net assets, end of period (000)	$1,239	$1,663	$4,354	$5,824	$7,034	$9,893

Portfolio turnover of the Fund	31%	133%	0%	0%	186%	167%

Portfolio turnover of the Portfolio	168%	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Liquidation basis.

See Notes to Financial Statements.

10	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Financial Highlights (continued)	BlackRock Core Principal Protected Fund

	Investor A

	Period November 1, 2008 to September 30, 2009[6]

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$6.95	$12.96	$12.64	$11.63	$11.44	$11.32

Net investment income (loss)	(0.03)[1]	(0.04)[1]	(0.08)[1]	(0.11)[1]	(0.03)[1]	0.01
Net realized and unrealized gain (loss)	(0.16)	(3.75)	1.54	1.90	1.31	0.44

Net increase (decrease) from investment operations	(0.19)	(3.79)	1.46	1.79	1.28	0.45

Distributions from net realized gain	—	(2.22)	(1.14)	(0.78)	(1.09)	(0.33)

Net asset value, end of period	$6.76	$6.95	$12.96	$12.64	$11.63	$11.44

Total Investment Return[2]

Based on net asset value	(2.73)%[3]	(34.65)%	12.41%	16.02%	11.62%	4.14%

Ratios to Average Net Assets[4]

Total expenses	2.24%[5]	2.32%	2.29%	2.27%	2.25%	2.16%

Total expenses after fees waived	2.13%[5]	1.89%	1.83%	1.80%	1.83%	1.83%

Net investment income (loss)	(0.56)%[5]	(0.43)%	(0.66)%	(0.74)%	(0.26)%	0.13%

Supplemental Data

Net assets, end of period (000)	$6,041	$5,612	$11,436	$15,414	$7,932	$11,534

Portfolio turnover of the Fund	31%	133%	0%	0%	186%	167%

Portfolio turnover of the Portfolio	168%	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Liquidation basis.

See Notes to Financial Statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	11

Financial Highlights (continued)	BlackRock Core Principal Protected Fund

	Investor B

	Period November 1, 2008 to September 30, 2009[6]

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$6.80	$12.71	$12.50	$11.51	$11.33	$11.26

Net investment loss	(0.08)[1]	(0.11)[1]	(0.18)[1]	(0.19)[1]	(0.12)[1]	(0.07)
Net realized and unrealized gain (loss)	(0.15)	(3.68)	1.53	1.87	1.30	0.44

Net increase (decrease) from investment operations	(0.23)	(3.79)	1.35	1.68	1.18	0.37

Distributions from net realized gain	—	(2.12)	(1.14)	(0.69)	(1.00)	(0.30)

Net asset value, end of period	$6.57	$6.80	$12.71	$12.50	$11.51	$11.33

Total Investment Return[2]

Based on net asset value	(3.38)%[3]	(35.18)%	11.61%	15.11%	10.81%	3.36%

Ratios to Average Net Assets[4]

Total expenses	2.97%[5]	3.09%	3.06%	3.03%	3.01%	2.91%

Total expenses after fees waived	2.89%[5]	2.66%	2.60%	2.56%	2.59%	2.58%

Net investment loss	(1.32)%[5]	(1.21)%	(1.44)%	(1.48)%	(1.07)%	(0.59)%

Supplemental Data

Net assets, end of period (000)	$24,086	$39,326	$88,104	$100,974	$118,858	$130,014

Portfolio turnover of the Fund	31%	133%	0%	0%	186%	167%

Portfolio turnover of the Portfolio	168%	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Liquidation basis.

See Notes to Financial Statements.

12	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Financial Highlights (concluded)	BlackRock Core Principal Protected Fund

	Investor C

	Period November 1, 2008 to September 30, 2009[6]

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$6.82	$12.74	$12.52	$11.53	$11.33	$11.26

Net investment loss	(0.08)[1]	(0.11)[1]	(0.18)[1]	(0.18)[1]	(0.12)[1]	(0.07)
Net realized and unrealized gain (loss)	(0.15)	(3.69)	1.54	1.86	1.30	0.44

Net increase (decrease) from investment operations	(0.23)	(3.80)	1.36	1.68	1.18	0.37

Distributions from net realized gain	—	(2.12)	(1.14)	(0.69)	(0.98)	(0.30)

Net asset value, end of period	$6.59	$6.82	$12.74	$12.52	$11.53	$11.33

Total Investment Return[2]

Based on net asset value	(3.37)%[3]	(35.15)%	11.67%	15.03%	10.83%	3.37%

Ratios to Average Net Assets[4]

Total expenses	2.99%[5]	3.09%	3.06%	3.03%	3.01%	2.91%

Total expenses after fees waived	2.90%[5]	2.66%	2.60%	2.56%	2.59%	2.59%

Net investment loss	(1.33)%[5]	(1.20)%	(1.44)%	(1.48)%	(1.05)%	(0.61)%

Supplemental Data

Net assets, end of period (000)	$18,246	$25,252	$58,146	$63,864	$69,261	$82,398

Portfolio turnover of the Fund	31%	133%	0%	0%	186%	167%

Portfolio turnover of the Portfolio	168%	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Liquidation basis.

See Notes to Financial Statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	13

Notes to Financial Statements (Liquidation Basis)	BlackRock Core Principal Protected Fund

1. Organization and Significant Accounting Policies:

BlackRock Core Principal Protected Fund (the “Fund”) is a series of BlackRock Principal Protected Trust (“the Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all or a portion of its assets in Master Large Cap Core Portfolio (the “Portfolio”), which is a series of Master Large Cap Series LLC. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The percentage of the Portfolio owned by the Fund at September 30, 2009 was 0.2%. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During the period, the Fund changed its fiscal year end to September 30. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from February 28, 2003 through February 28, 2010 (the “Guarantee Maturity Date”), except in connection with reinvestment of dividends and distributions. The Board of Trustees (the “Board”) has approved the liquidation of the Fund, which is anticipated to occur on or after the Guarantee Maturity Date. In connection with the liquidation, the Fund adopted the liquidation basis of accounting, which among other things, requires the Fund to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Fund to the extent that they are reasonably determinable. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarize the inputs used as of September 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation of Inputs	Investments in Securities

Assets

Level 1	—
Level 2	$49,721,192
Level 3	—

Total	$49,721,192

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Portfolio are recorded on the dates the transactions are entered into (the trade dates). The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

14	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Notes to Financial Statements (Liquidation Basis) (continued)	BlackRock Core Principal Protected Fund

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax return remains open for each of the three years ended October 31, 2008 and the period ended September 30, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administrative services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays the Manager indirectly through its investment in the Portfolio. This amount is shown as fees waived by advisor in the Statements of Operations. In addition, the Manager has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or service fees) will not exceed 1.99% (for Institutional Shares), 2.24% (for Investor A Shares) and 2.99% (for Investor B and Investor C Shares) of average daily net assets. This arrangement has a one-year term and is renewable.

The following amounts are shown as fees waived by advisor — class specific in the Statements of Operations:

Institutional	$780
Investor A	$3,045
Investor B	$9,411
Investor C	$8,639

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee at an annual rate that is a percentage of the investment advisory fee paid by the Fund to the Manager.

For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the Fund reimbursed the Manager $1,060 and $1,995, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

The Fund has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	15

Notes to Financial Statements (Liquidation Basis) (continued)	BlackRock Core Principal Protected Fund

Affiliates, including Merrill Lynch, from November 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate), for the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Investor B	$16,054	$126,629
Investor C	$452	$2,016

The Trust, on behalf of the Fund, and the Manager have entered into a Financial Guarantee Agreement with AMBAC Assurance Corporation (“AMBAC”). The Financial Guarantee Agreement is intended to make sure that on the Guaranteed Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder’s account (less expenses and sales charges not covered by the Financial Guarantee Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the “Guaranteed Amount”). The Fund will pay to AMBAC, under the Financial Guarantee Agreement, an annual fee equal to 0.625% of the Fund’s average daily net assets during the Guarantee Period. If the value of the Fund’s assets on the Guaranteed Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Guaranteed Amount, AMBAC will pay the Fund an amount sufficient to make sure that each shareholder’s account can be redeemed for an amount equal to each shareholder’s Guaranteed Amount.

PNC Global Investment Servicing (U.S.) Inc. an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from November 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period November 1, 2008 to September 30, 2009, and the year ended October 31, 2008, the Fund paid $17,045 and $81,042, respectively, in return for these services, which is included in transfer agent in the Statements of Operations.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the Fund earned $11 and $866, respectively, which is included in income — affiliated in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are included in transfer agent in the Statements of Operations.

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Institutional	$36	$47
Investor A	$283	$163
Investor B	$618	$1,260
Investor C	$448	$805

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of US Government securities, excluding short-term securities, for the period November 1, 2008 to September 30, 2009 were $16,434,674 and $29,496,391, respectively.

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent difference as of September 30, 2009 attributable to net operating losses was reclassified to the following accounts:

Paid-in capital	$(395,659)
Undistributed net investment income	$395,659

As of September 30, 2009, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(13,490,058)
Net unrealized gains*	244,793

Total accumulated net losses	$(13,245,265)

*	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

As of September 30, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the expiration dates:

Expires September 30,

2016	$811,288
2017	12,678,770

Total	$13,490,058

16	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Notes to Financial Statements (Liquidation Basis) (concluded)	BlackRock Core Principal Protected Fund

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period November 1, 2008 to September 30, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	508	$3,488	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	—	—	20,910	$212,860	13,375	$158,359
Shares redeemed	(56,609)	(384,251)	(117,030)	(1,109,444)	(138,956)	(1,716,843)

Net decrease	(56,101)	$(380,763)	(96,120)	$(896,584)	(125,581)	$(1,558,484)

Investor A

Shares sold and automatic conversion of shares	335,018	$2,232,247	—	—	306	$9,670
Shares issued to shareholders in reinvestment of distributions	—	—	178,006	$1,808,544	102,594	1,212,660

Total issued	335,018	2,232,247	178,006	1,808,544	102,900	1,222,330
Shares redeemed	(249,104)	(1,677,735)	(252,837)	(2,297,515)	(440,665)	(5,456,895)

Net increase (decrease)	85,914	$554,512	(74,831)	$(488,971)	(337,765)	$(4,234,565)

Investor B

Shares issued to shareholders in reinvestment of distributions	—	—	1,300,489	$13,017,897	705,931	$8,231,154
Shares redeemed and automatic conversion of shares	(2,115,709)	$(13,847,201)	(2,450,664)	(21,394,387)	(1,853,518)	(22,564,691)

Net decrease	(2,115,709)	$(13,847,201)	(1,150,175)	$(8,376,490)	(1,147,587)	$(14,333,537)

Investor C

Shares issued to shareholders in reinvestment of distributions	—	—	884,625	$8,872,616	458,599	$5,361,026
Shares redeemed	(933,071)	$(6,141,878)	(1,745,734)	(15,367,007)	(993,765)	(12,168,344)

Net decrease	(933,071)	$(6,141,878)	(861,109)	$(6,494,391)	(535,166)	$(6,807,318)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	17

Report of Independent Registered Public Accounting Firm	BlackRock Core Principal Protected Fund

To the Investors and Board of Trustees of BlackRock Principal Protected Trust:

We have audited the accompanying statements of assets and liabilities (in liquidation) of BlackRock Core Principal Protected Fund (the “Fund”), one of the series constituting BlackRock Principal Protected Trust (the “Trust”) as of September 30, 2009, and the related statements of operations for the period November 1, 2008 to September 30, 2009 (in liquidation) and for the year ended October 31, 2008, the statements of changes in net assets for the period November 1, 2008 to September 30, 2009 (in liquidation) and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 to September 30, 2009 (in liquidation) and for each of the five years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 of the financial statements, on September 9, 2009, the Board of Trustees approved a proposal to liquidate the Fund on or about February 28, 2010. As a result, the Fund changed its basis of accounting from the going concern basis to the liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (in liquidation) of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust as of September 30, 2009, the results of its operations for the period November 1, 2008 to September 30, 2009 (in liquidation) and for the year ended October 31, 2008, the changes in its net assets for the period November 1, 2008 to September 30, 2009 (in liquidation) and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 to September 30, 2009 (in liquidation) and for each of the five years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

18	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Officers and Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 RICs consisting of 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2007

Trustee and member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 RICs consisting of 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 RICs consisting of 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 RICs consisting of 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 RICs consisting of 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				35 RICs consisting of 101 Portfolios	None

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	19

Officers and Trustees of the Trust (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				35 RICs consisting of 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Trustee for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Trust’s board in 2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			172 RICs consisting of 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-Head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/ Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			35 RICs consisting of 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			172 RICs consisting of 283 Portfolios	None

[3]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

20	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Officers and Trustees of the Trust (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Trust Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	21

Officers and Trustees of the Trust (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Trust Officers[1] (concluded)

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Trust, retired. The Trust’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Trust, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Trust.

Effective August 1, 2009, Jean Margo Reid resigned as Director of the Trust. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Trust.

If you would like a copy, free of charge, of the most recent annual or quarterly report of AMBAC Assurance Corporation, the Guarantor: please contact the Fund at (800) 441-7762.

22	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Portfolio Summary	Master Large Cap Core Portfolio

As of September 30, 2009

Sector Allocation	Percent of Long-Term Investments

Health Care	22%
Energy	19
Industrials	13
Information Technology	11
Consumer Discretionary	8
Consumer Staples	8
Financials	6
Materials	5
Utilities	4
Telecommunication Services	4

For Portfolio compliance purposes, sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	2%
Johnson & Johnson	2
Philip Morris International, Inc.	2
Apple, Inc.	2
Verizon Communications, Inc.	2
Amgen, Inc.	2
Wyeth	2
Schering-Plough Corp.	1
Amazon.com, Inc.	1
Anadarko Petroleum Corp.	1

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	23

Schedule of Investments September 30, 2009	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 8.2%
Household Durables — 1.0%
Garmin Ltd. (a)	1,090,000	$41,136,600

Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (b)	547,000	51,067,920

Specialty Retail — 5.9%
Advance Auto Parts, Inc.	360,000	14,140,800
The Gap, Inc.	1,930,000	41,302,000
Limited Brands, Inc.	2,250,000	38,227,500
PetSmart, Inc. (a)	650,000	14,137,500
RadioShack Corp.	2,270,000	37,613,900
Ross Stores, Inc.	920,000	43,948,400
TJX Cos., Inc.	1,160,000	43,094,000

		232,464,100

Total Consumer Discretionary		324,668,620

Consumer Staples — 8.2%
Beverages — 1.2%
The Coca-Cola Co.	140,000	7,518,000
Coca-Cola Enterprises, Inc.	1,970,000	42,177,700

		49,695,700

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc.	60,000	2,945,400

Food Products — 1.3%
Archer-Daniels-Midland Co.	1,530,000	44,706,600
Sara Lee Corp.	620,000	6,906,800

		51,613,400

Household Products — 0.6%
The Procter & Gamble Co.	420,000	24,326,400

Personal Products — 0.9%
Herbalife Ltd.	1,060,000	34,704,400

Tobacco — 4.1%
Lorillard, Inc.	610,000	45,323,000
Philip Morris International, Inc. (a)	1,520,000	74,084,800
Reynolds American, Inc.	930,000	41,403,600

		160,811,400

Total Consumer Staples		324,096,700

Energy — 19.3%
Energy Equipment & Services — 10.0%
Diamond Offshore Drilling, Inc. (a)	420,000	40,118,400
Dresser-Rand Group, Inc. (b)	520,000	16,156,400
ENSCO International, Inc.	1,050,000	44,667,000
FMC Technologies, Inc. (b)	380,000	19,851,200
Helix Energy Solutions Group, Inc. (b)	540,000	8,089,200
Nabors Industries Ltd. (b)	2,130,000	44,517,000
National Oilwell Varco, Inc. (b)	1,090,000	47,011,700
Oceaneering International, Inc. (b)	350,000	19,862,500
Patterson-UTI Energy, Inc.	2,760,000	41,676,000
Pride International, Inc. (b)	1,300,000	39,572,000
Rowan Cos., Inc.	1,780,000	41,064,600
Tidewater, Inc.	730,000	34,375,700

		396,961,700

Oil, Gas & Consumable Fuels — 9.3%
Alpha Natural Resources, Inc. (b)	500,000	17,550,000
Anadarko Petroleum Corp.	800,000	50,184,000
Chevron Corp.	210,000	14,790,300
El Paso Corp.	3,390,000	34,984,800
Exxon Mobil Corp.	1,270,000	87,134,700
Frontier Oil Corp.	520,000	7,238,400
Marathon Oil Corp.	1,480,000	47,212,000

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
Murphy Oil Corp.	700,000	$40,299,000
Tesoro Corp.	2,630,000	39,397,400
Valero Energy Corp.	955,000	18,517,450
Williams Cos., Inc.	480,000	8,577,600

		365,885,650

Total Energy		762,847,350

Financials — 5.5%
Capital Markets — 0.9%
The Goldman Sachs Group, Inc.	180,000	33,183,000

Commercial Banks — 0.3%
Wells Fargo & Co. (a)	470,000	13,244,600

Diversified Financial Services — 1.1%
Bank of America Corp.	1,110,000	18,781,200
JPMorgan Chase & Co.	550,000	24,101,000

		42,882,200

Insurance — 3.2%
Chubb Corp.	680,000	34,278,800
HCC Insurance Holdings, Inc.	560,000	15,316,000
PartnerRe Ltd.	510,000	39,239,400
UnumProvident Corp.	1,780,000	38,163,200

		126,997,400

Total Financials		216,307,200

Health Care — 21.9%
Biotechnology — 1.6%
Amgen, Inc. (b)	1,040,000	62,639,200

Health Care Equipment & Supplies — 0.6%
Hospira, Inc. (b)	300,000	13,380,000
Kinetic Concepts, Inc. (b)	250,000	9,245,000

		22,625,000

Health Care Providers & Services — 11.0%
Aetna, Inc.	1,490,000	41,466,700
AmerisourceBergen Corp.	1,880,000	42,074,400
Community Health Systems, Inc. (b)	870,000	27,779,100
Coventry Health Care, Inc. (b)	700,000	13,972,000
DaVita, Inc. (b)	90,000	5,097,600
Humana, Inc. (b)	1,100,000	41,030,000
Lincare Holdings, Inc. (b)	1,250,000	39,062,500
McKesson Corp.	720,000	42,876,000
Medco Health Solutions, Inc. (b)	900,000	49,779,000
Omnicare, Inc.	603,774	13,596,990
Quest Diagnostics, Inc.	470,000	24,529,300
UnitedHealth Group, Inc.	1,980,000	49,579,200
WellPoint, Inc. (b)	960,000	45,465,600

		436,308,390

Life Sciences Tools & Services — 0.6%
Millipore Corp. (b)	340,000	23,912,200

Pharmaceuticals — 8.1%
Endo Pharmaceuticals Holdings, Inc. (b)	540,000	12,220,200
Forest Laboratories, Inc. (b)	1,420,000	41,804,800
Johnson & Johnson	1,390,000	84,637,100
Schering-Plough Corp.	1,930,000	54,522,500
Sepracor, Inc. (b)	1,480,000	33,892,000
Watson Pharmaceuticals, Inc. (b)	910,000	33,342,400
Wyeth	1,230,000	59,753,400

		320,172,400

Total Health Care		865,657,190

See Notes to Financial Statements.

24	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 12.8%
Aerospace & Defense — 4.7%
Goodrich Corp.	380,000	$20,649,200
L-3 Communications Holdings, Inc.	430,000	34,537,600
Lockheed Martin Corp.	510,000	39,820,800
Northrop Grumman Corp.	940,000	48,645,000
Raytheon Co.	890,000	42,693,300

		186,345,900

Airlines — 0.2%
Copa Holdings SA Class A	160,000	7,118,400

Commercial Services & Supplies — 0.4%
The Brink’s Co.	210,000	5,651,100
R.R. Donnelley & Sons Co.	510,000	10,842,600

		16,493,700

Construction & Engineering — 1.0%
Shaw Group, Inc. (b)	730,000	23,425,700
URS Corp. (b)	370,000	16,150,500

		39,576,200

Electrical Equipment — 0.7%
General Cable Corp. (b)	740,000	28,971,000

Industrial Conglomerates — 0.7%
General Electric Co.	1,640,000	26,928,800

Machinery — 4.0%
Flowserve Corp.	410,000	40,401,400
Illinois Tool Works, Inc.	580,000	24,771,800
Joy Global, Inc.	860,000	42,088,400
KBR, Inc.	810,000	18,864,900
Oshkosh Corp.	400,000	12,372,000
SPX Corp.	280,000	17,155,600

		155,654,100

Professional Services — 0.5%
Manpower, Inc.	350,000	19,848,500

Road & Rail — 0.6%
CSX Corp.	120,000	5,023,200
Con-way, Inc.	160,000	6,131,200
Ryder System, Inc.	270,000	10,546,200

		21,700,600

Total Industrials		502,637,200

Information Technology — 11.3%
Communications Equipment — 0.4%
Cisco Systems, Inc. (b)	570,000	13,417,800

Computers & Peripherals — 4.5%
Apple, Inc. (b)	363,000	67,289,310
EMC Corp. (b)	1,260,000	21,470,400
International Business Machines Corp. (a)	260,000	31,098,600
Teradata Corp. (b)	540,000	14,860,800
Western Digital Corp. (b)	1,150,000	42,009,500

		176,728,610

Electronic Equipment, Instruments & Components — 0.2%
Ingram Micro, Inc. Class A (b)	600,000	10,110,000

IT Services — 2.6%
Computer Sciences Corp. (b)	790,000	41,640,900
Hewitt Associates, Inc. Class A (b)	930,000	33,879,900
The Western Union Co.	1,400,000	26,488,000

		102,008,800

Common Stocks	Shares	Value

Information Technology (concluded)
Internet Software & Services — 0.1%
Google, Inc. Class A (b)	10,000	$4,958,500

Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.	250,000	4,892,500

Software — 3.4%
BMC Software, Inc. (b)	270,000	10,133,100
CA, Inc.	1,880,000	41,341,200
Compuware Corp. (b)	1,470,000	10,775,100
Microsoft Corp.	1,370,000	35,469,300
Sybase, Inc. (b)	580,000	22,562,000
VMware, Inc. (b)	369,000	14,822,730

		135,103,430

Total Information Technology		447,219,640

Materials — 5.2%
Chemicals — 1.9%
CF Industries Holdings, Inc.	390,000	33,629,700
Lubrizol Corp.	380,000	27,154,800
Terra Industries, Inc. (b)	430,000	14,908,100

		75,692,600

Containers & Packaging — 2.0%
Ball Corp.	380,000	18,696,000
Pactiv Corp. (b)	1,530,000	39,856,500
Temple-Inland, Inc.	1,250,000	20,525,000

		79,077,500

Metals & Mining — 1.1%
Walter Industries, Inc.	700,000	42,042,000

Paper & Forest Products — 0.2%
International Paper Co.	260,000	5,779,800
MeadWestvaco Corp.	120,000	2,677,200

		8,457,000

Total Materials		205,269,100

Telecommunication Services — 3.7%
Diversified Telecommunication Services — 3.7%
AT&T Inc.	770,000	20,797,700
CenturyTel, Inc. (a)	525,000	17,640,000
Qwest Communications International Inc.	10,700,000	40,767,000
Verizon Communications, Inc.	2,200,000	66,594,000

Total Telecommunication Services		145,798,700

Utilities — 4.0%
Independent Power Producers & Energy Traders — 2.8%
The AES Corp. (b)	3,020,000	44,756,400
Calpine Corp. (a)(b)	850,000	9,792,000
Mirant Corp. (b)	810,000	13,308,300
NRG Energy, Inc. (b)	1,540,000	43,412,600

		111,269,300

Multi-Utilities — 1.2%
CMS Energy Corp.	2,380,000	31,892,000
NiSource, Inc.	1,030,000	14,306,700

		46,198,700

Total Utilities		157,468,000

Total Long-Term Investments (Cost — $3,411,438,192) — 100.1%		3,951,969,700

See Notes to Financial Statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	25

Schedule of Investments (concluded)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

Money Market Funds — 4.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.20% (c)(d)	31,839,442	$31,839,442

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$129,522	129,521,650

Total Short-Term Securities (Cost — $161,361,092) — 4.1%		161,361,092

Total Investments (Cost — $3,572,799,284*) — 104.2%		4,113,330,792
Liabilities in Excess of Other Assets — (4.2)%		(167,008,474)

Net Assets — 100.0%		$3,946,322,318

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,685,512,751

Gross unrealized appreciation	$451,461,181
Gross unrealized depreciation	(23,643,140)

Net unrealized appreciation	$427,818,041

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$31,839,442	$5,965
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$717
BlackRock Liquidity Series, LLC Money Market Series	$117,933,250	$1,168,939

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loaned.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments[1]	$3,951,969,700
Short-Term Securities	31,839,442

Total Level 1	3,983,809,142

Level 2 — Short-Term Securities	129,521,650
Level 3	—

Total	$4,113,330,792

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

26	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

September 30, 2009

Assets

Investments at value — unaffiliated (including securities loaned of $125,718,198) (cost — $3,411,438,192)	$3,951,969,700
Investments at value — affiliated (cost — $161,361,092)	161,361,092
Investments sold receivable	130,914,874
Dividends receivable	3,190,800
Securities lending income receivable — affiliated	93,557
Contributions receivable from investors	79,016
Prepaid expenses	77,787

Total assets	4,247,686,826

Liabilities

Collateral at value — securities loaned	129,521,650
Investments purchased payable — unaffiliated	162,499,463
Investments purchased payable — affiliated	892,050
Withdrawals payable to investors	6,793,417
Investment advisory fees payable	1,463,703
Other affiliates payable	16,782
Officer’s and Directors’ fees payable	587
Other accrued expenses payable	174,108
Other liabilities	2,748

Total liabilities	301,364,508

Net Assets	$3,946,322,318

Net Assets Consist of

Investors’ capital	$3,405,790,810
Net unrealized appreciation	540,531,508

Net Assets	$3,946,322,318

See Notes to Financial Statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	27

Statements of Operations	Master Large Cap Core Portfolio

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Investment Income

Dividends	$58,759,457	$60,423,512
Securities lending — affiliated	1,168,939	2,505,518
Income — affiliated	9,051	47,261
Interest	63	—

Total income	59,937,510	62,976,291

Expenses

Investment advisory	13,518,511	20,282,735
Accounting services	522,851	704,837
Custodian	281,173	615,937
Professional	95,665	92,678
Officer and Directors	51,580	69,965
Printing	5,509	6,931
Miscellaneous	65,463	84,660

Total expenses	14,540,752	21,857,743
Less fees waived by advisor	(1,748)	—

Total expenses after fees waived	14,539,004	21,857,743

Net investment income	45,398,506	41,118,548

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(790,387,965)	(521,502,159)
Litigation proceeds	11,958,247	—

	(778,429,718)	(521,502,159)
Net change in unrealized appreciation/depreciation on investments	1,174,704,782	(1,536,726,590)

Total realized and unrealized gain (loss)	396,275,064	(2,058,228,749)

Net Increase (Decrease) in Net Assets Resulting from Operations	$441,673,570	$(2,017,110,201)

See Notes to Financial Statements.

28	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

	Period November 1, 2008 to September 30, 2009

		Year Ended October 31,

Increase (Decrease) in Net Assets:		2008	2007

Operations

Net investment income	$45,398,506	$41,118,548	$27,760,104
Net realized gain (loss)	(778,429,718)	(521,502,159)	527,140,752
Net change in unrealized appreciation/depreciation	1,174,704,782	(1,536,726,590)	22,249,344

Net increase (decrease) in net assets resulting from operations	441,673,570	(2,017,110,201)	577,150,200

Capital Transactions

Proceeds from contributions	1,506,405,011	986,366,566	1,415,268,883
Fair value of withdrawals	(845,271,038)	(1,775,472,579)	(219,326,884)

Net increase (decrease) in net assets derived from capital transactions	661,133,973	(789,106,013)	1,195,941,999

Net Assets

Total increase (decrease) in net assets	1,102,807,543	(2,806,216,214)	1,773,092,199
Beginning of period	2,843,514,775	5,649,730,989	3,876,638,790

End of period	$3,946,322,318	$2,843,514,775	$5,649,730,989

Financial Highlights	Master Large Cap Core Portfolio

	Period November 1, 2008 to September 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Total Investment Return

Total investment return	12.63%[1,2]	(38.84)%	13.94%	17.32%	18.35%	9.61%

Net Assets

Total expenses	0.50%[3]	0.50%	0.49%	0.49%	0.51%	0.52%

Total expenses after fees waived	0.50%[3]	0.50%	0.49%	0.49%	0.51%	0.52%

Net investment income	1.56%[3]	0.93%	0.63%	0.58%	0.72%	0.57%

Supplemental Data

Net assets, end of period (000)	$3,946,322	$2,843,515	$5,649,731	$3,876,639	$2,666,699	$1,831,300

Portfolio turnover	168%	109%	96%	88%	94%	136%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

See Notes to Financial Statements.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	29

Notes to Financial Statements	Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of the Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During the period, the Portfolio changed its fiscal year end to September 30.

On January 30, 2009, the Portfolio received an in-kind contribution of portfolio securities from an affiliated investor, which was valued at $771,174,100.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Portfolio values its investments in Cash Sweep Series and Money Market Series, each of the BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their prorata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives income on loaned securities but does not receive income on the collateral. The Portfolio may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date,

30	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

both PNC and Merrill Lynch were considered affiliates of the Portfolio under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. The Portfolio pays a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $1 billion, 0.45% of the average daily net assets in excess of $1 billion but not exceeding $5 billion of the average daily net assets and 0.40% of the average daily net assets in excess of $5 billion.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Manager.

For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the Portfolio reimbursed the Manager $56,620 and $79,621, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statements of Operations. For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, BIM received $293,110 and $608,113, respectively, in securities lending agent fees for the Portfolio.

The Portfolio may earn income on positive cash balances in demand deposit accounts. For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the Portfolio earned $2,369 and $36,030, respectively, which is included in income — affiliated in the Statements of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2008 to September 30, 2009 were $6,192,253,991 and $5,418,083,628, respectively.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2009 and was subsequently renewed until November 2010.The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Portfolio did not borrow under the credit agreement during the period November 1, 2008 to September 30, 2009.

5. Concentration, Market and Credit Risk:

The Portfolio invests a significant portion of its assets in securities in the health care sector. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the health care sector would have a greater impact on the Portfolio, and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counter-party risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	31

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

6. Reorganization:

On September 24, 2007, an investor of the Portfolio acquired all of the net assets of BlackRock Investment Trust Portfolio of BlackRock Funds (“Investment Trust”), pursuant to a plan of reorganization. As a result of the reorganization, which included $286,539,853 of net unrealized appreciation, the Portfolio received an in-kind contribution of portfolio securities.

On November 14, 2008, an investor of the Portfolio acquired all of the assets and certain stated liabilities of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008. As a result of the reorganization, which included $59,817,678 of net unrealized depreciation, the Portfolio received an in-kind contribution of portfolio securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

32	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm	Master Large Cap Core Portfolio

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2009, and the related statements of operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the statements of changes in net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of September 30, 2009, the results of its operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the changes in its net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	33

Officers and Directors of Master Large Cap Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Directors and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Directors and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.

				34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 1999

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.

				34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998. Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.

				34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

34	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				34 RICs consisting of 81 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Director for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Master LLC’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since 1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr. since 1998; Toby Rosenblatt since 2005; Kenneth L. Urish since 1999; and Frederick W. Winter since 1999.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004

			172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			172 RICs consisting of 283 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	35

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Master LLC Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 40 East 52nd St. New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005; Director of BlackRock, Inc. since 1998.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Simon Mendelson 40 East 52nd St. New York, NY 10022 1964	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 40 East 52nd St. New York, NY 10022 1959	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

	[1]	Officers of the Master LLC serve at the pleasure of the Board.

36	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Officers and Directors of Master Large Cap Series LLC (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Master LLC, retired. The Master LLC’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Master LLC, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Master LLC.

Effective September 17, 2009, Richard Hoerner, Brendan Kyne, Simon Mendelson and Christopher Stavrakos became a Vice President of the Master LLC.

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Core Principal Protected Fund (the “Fund”), a series of the BlackRock Principal Protected Trust (the “Trust”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” For simplicity, the Fund and the Trust are referred to herein as the “Fund.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions: (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates;

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund, if any; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates and significant shareholders provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement

38	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the third, fourth and third quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance for the Fund is related to the asset allocation of the Fund versus its Peers. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund, if any: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund, if any, and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the Fund’s contractual advisory fees were above the median contractual advisory fees paid by the Fund’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Fund’s total net expenses on a class-by-class basis, as applicable.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

40	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC votes proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	41

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK CORE PRINCIPAL PROTECTED FUND	SEPTEMBER 30, 2009	43

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#CPP-9/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust	$27,500	$27,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$34,500	$34,300	$0	$0	$9,200	$9,200	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust	$414,628	$412,149
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$416,700	$414,200

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Date: November 20, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Date: November 20, 2009